LAW OFFICES

                         ORRICK, HERRINGTON & SUTCLIFFE

                              600 MONTGOMERY STREET
                         SAN FRANCISCO CALIFORNIA 94111
                            TELEPHONE (415) 392-1122

                     TELECOPIER (415) 954 3759 TELEX 70-3520
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WRITERS DIRECT DIAL NUMBER

                               December 17, 1986





BB&K Fund Group
951 Mariner's Island Boulevard
Suite 700
San Mateo, CA 94404

Re:      BB&K Fund Group/
         Form N-1A Registration Statement
         --------------------------------

Dear Sirs:

                  We have acted as counsel to BB&K Fund Group, a Massachusetts business trust (the "Trust 11), in connection with the preparation and filing of a Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "Registration Statement"), covering an unlimited number of shares of beneficial interest, $0.01 par value (the "Shares"), of the series of shares authorized by the Declaration of Trust dated August 27, 1986.

                  We have reviewed the proceedings and actions of the Trust in connection with these matters and have examined such documents, trust records and other instruments as we have deemed necessary for purposes of this opinion. We have assumed the genuineness of signatures on, and the authenticity of, all documents furnished to us, and the conformity to the originals of documents submitted to us as copies, which facts we have not independently verified.

                  Based on the foregoing, it is our opinion that the Shares, when duly sold, issued and paid for as contemplated by the Registration Statement, will be validly and legally issued, fully paid and nonassessable by the Trust, except to the extent that the shareholders of a Massachusetts business trust may under some circumstances be subject to assessment at the instance of creditors to pay the obligations of such trust in the event that its assets are insufficient for the purpose.

                  In rendering the foregoing opinion, we have relied on the opinion of Sullivan & Worcester, annexed hereto as Exhibit A, with respect to the matters addressed therein.

                 We hereby consent to the use of our name under the caption "What Else Should I Know About the Fund?" in the Prospectus included in the Registration Statement, and to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement.

                                        Very truly yours,

                                        ORRICK, HERRINGTON & SUTCLIFFE

                                        By /s/ Andre W. Brewster
                                          ---------------------------------
                                                  Andre W. Brewster

                              SULLIVAN & WORCESTER

                             ONE POST OFFICE SOUARE

                          BOSTON, MASSACHUSETTS 02109
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                               November 19, 1986


BB&K Fund Group
951 Mariner's Island Boulevard
Suite 700
San Mateo, CA 94404


Re:      Registration Statement on Form N-lA
         File No. 33-8441
         -----------------------------------

Dear Sirs:

         Your counsel, Orrick, Herrington & Sutcliffe, have requested our opinion with respect to certain matters of Massachusetts law relating to the organization of BB&K Fund Group, a Massachusetts business trust with transferable shares (the "Trust") established under a Declaration of Trust dated August 27, 1986 (the "Declaration").

         We have acted as Massachusetts counsel to the Trust in connection with the execution and delivery of the Declaration, and the actions taken by the Trustees of the Trust to organize the Trust and to authorize the issuance and sale of an indefinite number of its shares of beneficial interest, $0.01 par value per share, of the series of shares authorized by the Declaration (the "Shares"). In this connection we have participated in the drafting of, and are familiar with, the Declaration and the By-laws of the Trust, and we have examined the Prospectus and Statement of Additional Information included in the Trust's Registration Statement on Form N-lA (the "Registration Statement"), substantially in the form in which the Registration Statement has become, or is.about to become, effective, the records of the actions of the Trustees of the Trust to organize the Trust and to authorize the issuance of the Shares, certificates of Trustees and officers of the Trust and of public officials as to matters of fact, and such other documents and instruments, certified or otherwise identified to our satisfaction, and such questions of law and fact, as we have considered necessary or appropriate for purposes of the opinion expressed herein. We have assumed the genuineness of the signatures on, and the authenticity of, all documents furnished

BB&K Fund Group
November 19, 1986
Page 2

to us, and the conformity to the originals of documents submitted to us as certified copies, which facts we have not independently verified.

         Based upon and subject to the foregoing, we hereby advise you that in our opinion, under the laws of The Commonwealth of Massachusetts, the Shares, when duly sold, issued and paid for as contemplated by,the Prospectus and Statement of Additional Information included in the Trust's Registration Statement, will be validly and legally issued, fully paid and nonassessable by the Trust.

         With respect to the opinion stated above, we wish to point out that the shareholders of a Massachusetts business trust may under some circumstances be subject to assessment at the instance of creditors to pay the obligations of such trust in the event that its assets are insufficient for the purpose.

         This letter expresses our opinion as to the provisions of the Declaration and the laws of The Commonwealth of Massachusetts applying to business trusts generally, but does not extend to the Massachusetts Securities Act, or to federal securities or other laws.

         Orrick, Herrington & Sutcliffe may rely upon the foregoing opinion in rendering their opinion letter on the same matters which is to be filed as an exhibit to the Registration Statement to the same extent as if a counterpart of this letter had been addressed to them, and we consent to the filing of this letter as an exhibit to the Registration Statement and to the reference to us under the heading "What Else Should I Know About the Fund?" in the Prospectus included in the Registration Statement.

                                        Very truly yours,

                                        /s/ Sullivan & Worcester


                                        SULLIVAN & WORCESTER